UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 5, 2026

001-32522

Commission file number

China Foods Holdings Ltd.

(Exact name of registrant as specified in its charter)

Delaware	84-1735478
State or other jurisdiction of	(I.R.S. Employer
incorporation or organization	Identification No.)

Room 2301A, China Resources Building,
26 Harbour Road,
Wanchai, Hong Kong	0000
(Address of principal executive offices)	(Zip Code)

(852) 3618-8608

Registrant’s telephone number, including area code

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	CFOO	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

(i) On March 5, 2026, China Foods Holdings Ltd. (the “Company”) accepted the resignation of J & S Associate PLT as its independent registered public accounting firm. The Company’s Board of Directors participated in and approved the change.

(ii) The reports of J & S Associate PLT on the financial statements for the fiscal years ended December 31, 2025 and 2024 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through March 5, 2026, there have been no disagreements with J & S Associate PLT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of J & S Associate PLT would have caused them to make reference thereto in their reports on the financial statements for such years.

(iv) During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through March 5, 2026, there have been no reportable events (as defined in S-K 304(a)(1)(v)).

(v) The Company has provided J & S Associate PLT with a copy of these disclosures and requested that they furnish a letter addressed to the SEC stating whether they agree with the above statements.

(b) New independent registered public accounting firm

(i) The Company engaged BZ CPA Inc. as its new independent registered public accounting firm effective March 20, 2026. During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through March 20, 2026, the Company has not consulted with BZ CPA Inc. regarding any matters described in S-K 304(a)(2)(i) or S-K 304(a)(2)(ii).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Description of Exhibit

Exhibit 16.1: Letter from J & S Associates PLT to the Securities and Exchange Commission dated March 5,2026.

104 - Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

China Foods Holdings Ltd.

Dated: March 30, 2026	By:	/s/ Kong Xiao Jun
Kong Xiao Jun
Chief Executive Officer & Chief Financial Officer